Exelon Nuclear Update March 24, 2011 Exhibit 99.1

Forward-Looking Statements
This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s 2010 Annual Report on Form
10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and
Analysis of Financial Condition and Results of Operations and (c) ITEM 8.
Financial Statements and Supplementary Data: Note 18; and (2) other factors discussed in filings with the Securities and Exchange Commission (SEC) by
Exelon Corporation and Exelon Generation Company, LLC (Companies).
Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation. None of the
Companies undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.

Administration and regulators remain supportive of
US nuclear plants
“Our nuclear plants have undergone exhaustive study and have been declared safe for any number of contingencies.” – President Obama,
March 17, 2011
“The NRC remains attentive to any information that can be applied to U.S.
reactors. Our focus is always on keeping plants in this country safe and secure.  As this immediate crisis in Japan comes to an end, we will look at whatever information we can gain from the event and see if there are changes we need to make to our own system.” – Chairman Greg Jaczko,
March 16, 2011
“Operating nuclear plants in the United States remain safe, with no need for immediate action.” – NRC, March 17, 2011
“The American people should have full confidence that the United States has rigorous safety regulations in place to ensure that our nuclear power is generated safely and responsibly…safety remains at the forefront of our effort to responsibly develop America’s energy resources, and we will continue to incorporate best practices and lessons learned into that process.” – Secretary Steven Chu, March 17, 2011
Nuclear plant operations and safety will be evaluated to incorporate lessons learned, but there has not been a rush to judgment
DOE
NRC
White House

Primorskaya
Russia
Tomari
China
West Asia
South Korea
Onagawa
March 11, 2011
Earthquake
epicenter
Kashiwazaki Kariwa
Fukushima Daiichi
Fukushima Daini
Ulchin
Shika
Fugen
Tsuruga
Mihama
Wolsong
Shimane
Tokai
Tokyo
Takahama
Monju
Hamaoka
Kori
Ohi
Genkai
Ikata
Sendai

Japan’s Nuclear Power Plants
Fukushima Daiichi Nuclear Power Station
began operations at Unit 1 in March 1971
4,696 MWe output across 6 BWR
units
All units responded as expected to the
earthquake
Tsunami caused loss of all back-up
power, which is used to cool reactor core
and spent fuel pools
Units 4,5,6 were in cold shutdown for
planned refueling at time of earthquake
and tsunami
Seawater/boron injection into reactor
vessels at Units 1, 2 and 3 continues and
those reactors are now stable
Offsite power restored at all units,
equipment being tested
Source: NEI

Exelon’s Plants are Designed to Withstand
Extreme Environmental Hazards
None of Exelon’s plants are in major earthquake zones
Designed to withstand highest level of seismic activity for that location, with additional margin
Regular seismic analyses performed by NRC
Emergency core cooling systems are protected from water incursion, including water tight doors, elevation of equipment above potential flood levels and/or special engineered flood barriers (on a site-specific basis)
Fuel tanks are buried underground or enclosed in buildings
Switchgear for emergency operations are elevated above flood levels
All but one of Exelon’s plants are in Illinois and Pennsylvania
Oyster Creek (in NJ) is more than 5 miles inland, behind barrier islands
• Tsunamis are extremely rare in the mid-Atlantic
• Oyster Creek is 23 feet above sea level, while the maximum recorded high tide on the Barnegat Bay beachfront 5 miles away is 7 feet above sea level
The NRC requires all nuclear plants in the US to be able to withstand the most severe natural phenomena historically reported for each plant’s surrounding area, with a significant margin of error
Tsunami
Flood
Earthquake

Exelon

USGS
science for a changing world
Highest hazard
Lowest hazard
2
6
4
5
10
1
3
12
7
9
8
11

Exelon’s Nuclear Plants Are Not In Major
Earthquake Zones
Exelon Plant G Rating
1 Braidwood 0.20g
2 Byron 0.20g
3 Clinton 0.25g
4 Dresden 0.20g
5 LaSalle 0.20g
6 Zion 0.17g
7 Limerick 0.15g
8 Oyster Creek 0.184g
9 Peach Bottom 0.12g
10 Quad Cities 0.24g
11 Salem 0.20g
12 Three Mile
Island
0.12g

7 7
“Defense In Depth” Design Ensures Safe
Operations Even in Station Blackout
Water:
Exelon’s BWRs have at
least six independent ways to put
water into the core in an
emergency
AC Power: Exelon’s plants get
electricity from at least two
independent power lines feeding
two independent transformers
Diesel Backup: Redundant
systems maintain electric power
when electricity is lost from the grid
off site - multiple backup diesels at
every site
Exelon’s nuclear plants are able to safely shut down and keep the fuel cooled - even without electricity from the grid
Diesel Backup
AC Power

Emergency Operating Procedures
Emergency Operating Procedures (EOPs) direct operator response to restore or maintain the water level in the reactor vessel and control containment temperature and pressure for any emergency condition.
Additional modifications and procedure changes have been implemented in response to a postulated loss of all offsite and onsite AC power under 10 CFR 50.63, the Station Blackout Rule
Severe Accident Management Guidelines (SAMGs) have been implemented to use auxiliary equipment and alternate system alignments to provide makeup water to the reactor vessel or containment.
Independent of the EOPs and SAMGs, additional procedures and alternate equipment is available onsite to provide water makeup to the reactor vessel and the spent fuel pools should damage occur to the reactor building. This equipment consists of pre-staged pumps, piping, and procedures that can be used independent of onsite AC power sources.
Designated onsite and offsite emergency facilities are manned during an emergency to provide additional input to the control room operators. Both facilities are in direct contact with the control room and track use of the EOPs and SAMGs.
Beyond the design, equipment and geography of a nuclear plant, other emergency response protocols ensure safety is maintained in the event of one or more unexpected severe events

9 9
Spent Fuel Pools and Dry Cask Storage
Main pool cooling system has redundant backup
Additional backup systems can replace water from
other plant water inventories
Multiple onsite water storage tanks with 80,000 to
500,000 gallon capacity and portable, high
capacity pumps available onsite, along with other
sources, ensure spent fuel pools remain filled in
an extreme emergency – even with significant
water loss
Elevated pools at 6 plants, at or below grade at 5 others
Pool walls are 3-6 feet of concrete with a sealed stainless
steel liner
Fuel remains in pool for a minimum of 5 years
Exelon generally waits 7-15 years before moving to dry
cask storage
Dry cask storage at Exelon plants:
7 in operation (Dresden, Quad, LaSalle, Byron, Peach,
Oyster, Limerick)
3 more on-line before end of 2013 (Braidwood, Clinton,
Zion)
TMI not until next decade
In An Emergency
Steady State
Spent Fuel Pool
Dry Cask Storage

Nuclear Industry Is Responding Proactively
The World Association of Nuclear Operators (WANO) and INPO have developed this list of actions to evaluate the readiness and capability of emergency mitigation systems beyond normal plant design basis
1.  Verify capability to mitigate conditions
resulting from beyond design basis events
March 23, 2011
2.  Verify capability to mitigate station blackout
conditions required by station design are
functional and valid
March 30, 2011
3.  Verify capability to mitigate internal and
external flooding events
April 6, 2011
4.  Perform walk-downs and inspections of
important equipment needed to mitigate fire
and flood events and develop strategies to
mitigate any identified vulnerabilities
April 13, 2011
Recommended Action
Due Date
Exelon is fully
responding to each
action item for every
plant in the fleet

Plant
Location
Type/
Containment Water Body
License Extension
Status / License
Expiration
(1)
Ownership
Spent Fuel Storage/
Date to lose full
core discharge
capacity
(2)
Braidwood, IL
(Units 1 and 2)
PWR
Concrete/Steel
Lined
Kankakee
River
Expect to file
application in 2013/
2026, 2027
100% 2012
Byron, IL
(Units 1 and 2)
PWR
Concrete/Steel
Lined
Rock River
Expect to file
application in 2013/
2024, 2026
100% Dry Cask
Clinton, IL
(Unit 1)
BWR
Concrete/Steel
Lined
Clinton Lake 2026 100% 2018
Dresden, IL
(Units 2 and 3)
BWR
Steel Vessel
Kankakee
River
Renewed/2029,
2031
100% Dry cask
LaSalle, IL
(Units 1 and 2)
BWR
Concrete/Steel
Lined
Illinois River 2022, 2023 100% Dry Cask
Quad Cities, IL
(Units 1 and 2)
BWR
Steel Vessel
Mississippi
River
Renewed/2032
75% Exelon, 25%
Mid-American
Holdings
Dry cask
(1) Operating license renewal process takes approximately 4-5 years from commencement until completion of NRC review.
(2) The date for loss of full core reserve identifies when the on-site storage pool will no longer have sufficient space to receive a full complement of fuel from the reactor core. Dry cask storage will be in operation at those sites prior to the closing of their on-site storage pools.
Exelon pursues license extensions well in advance of expiration to ensure adequate time for review by the NRC
Exelon Nuclear Fleet Overview - IL

Plant, Location
Type,
Containment Water Body
License
Extension Status /
License
Expiration
(1)
Ownership
Spent Fuel Storage/
Date to lose full
core discharge
capacity
(2)
Limerick, PA
(Units 1 and 2)
BWR
Concrete/Steel
Lined
Schuylkill
River
Expect to file
application in
2011/2024, 2029
100% Dry cask
Oyster Creek, NJ
(Unit 1)
BWR
Steel Vessel
Barnegat Bay Renewed/2029 100% Dry cask
Peach Bottom, PA
(Units 2 and 3)
BWR
Steel Vessel
Susquehanna
River
Renewed/2033,
2034
50% Exelon,
50% PSEG
Dry cask
TMI, PA (Unit 1)
PWR
Concrete/Steel
Lined
Susquehanna
River
Renewed/2034 100% 2023
Salem, NJ (Units 1
and 2)
PWR
Concrete/Steel
Lined
Delaware
River
In process
(decision in 2011-
2012)/  2016, 2020
42.6% Exelon,
57.4% PSEG
Dry Cask
(1) Operating license renewal process takes approximately 4-5 years from commencement until completion of NRC review.
(2) The date for loss of full core reserve identifies when the on-site storage pool will no longer have sufficient space to receive a full complement of fuel from the reactor core. Dry cask storage will be in operation at those sites prior to the closing of their on-site storage pools.
Exelon pursues license extensions well in advance of expiration to ensure adequate time for review by the NRC
Exelon Nuclear Fleet Overview – PA and NJ

Nuclear uprates remain flexible to address changing
circumstances in power markets or regulation
Exelon's Uprate Plan Expenditures
(1)
$0
$100
$200
$300
$400
$500
$600
$700
2008A 2009A 2010A 2011E 2012E 2013E 2014E 2015E 2016E 2017E
0

1,000
1,200
1,400
1,600
Megawatt Recovery MUR EPU MW Online (Cumulative)
$150
$250
$475
$550
$475
$600
$625
$425
$200
$ millions
Uprates are unique in that they can be suspended or delayed if economics are no longer attractive
2011 spend is largely for turbine replacement, which we expect will continue as planned
Future spend will continue to be evaluated to ensure the projects still meet economic return hurdles, but no uprate projects have been cancelled at this time
$50
(1)  Dollars shown are nominal, reflecting 6% escalation, in millions and exclude TMI and Clinton extended power uprates, which are currently under review.  MW shown at ownership.
Note: MUR = measurement uncertainty recapture; EPU = extended power uprate.   Data contained in this slide is rounded.